Equity investments at fair value through OCI and other short-term investments	12 Months Ended
Dec. 31, 2019
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Equity investments at fair value through OCI and other short-term investments
4. Equity investments at fair value through OCI and other short-term investments
As of December 31, 2018 and 2019, equity investments at fair value through OCI and other short-term investments includes an equity investment in KPN for Ps. 39,028,083 and Ps. 37,572,410, respectively, and other short-term investments for Ps. 9,987,851 and Ps. 10,145,615, respectively, which represents a cash deposit used to guarantee a short-term obligation for one of the Company’s foreign subsidiaries and are presented at their carrying value, which approximates fair value.
The investment in KPN is carried at fair value with changes in fair value being recognized through other comprehensive (loss) gain items (equity) in the Company’s consolidated statements of financial position. As of December 31, 2018 and 2019, the Company has recognized in equity changes in fair value of the investment of Ps. (3,765,688) and Ps. 883,408, respectively, net of deferred taxes, through other comprehensive (loss) gain items in equity.

During the years ended December 31, 2017, 2018 and 2019, the Company received dividends from KPN for an amount of Ps. 2,370,559, Ps. 2,605,333 and Ps. 1,742,242, respectively; which are included within “Valuation of derivatives, interest cost from labor obligations, and other financial items, net” in the consolidated statements of comprehensive income. Another short-term investment item during the years ended December 31, 2018 and 2019 of Ps. 9,987,851 and
Ps.
10,145,615, respectively.